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                                                                      EXHIBIT 24

                            DIRECTORS AND OFFICERS OF
                               THE TIMKEN COMPANY

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby: (1) constitutes and appoints W.R. Timken, Jr., Joseph F. Toot, Jr., Gene E. Little and Larry R. Brown, collectively and individually, as his agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his behalf and in his name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of participation interests issuable under the OH&R Investment Plan (the "Plan") and up to 25,000 shares of the Company's Common Stock, without par value, for issuance under the Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

              IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 17 day of November, 1997.


   /s/ Robert Anderson                                  /s/ Ward J. Timken
      --------------------------                           -------------------
       Robert Anderson                                      Ward J. Timken


   /s/ Stanley C. Gault                                 /s/ W.R. Timken, Jr.
      --------------------------                           -------------------
       Stanley C. Gault                                     W.R. Timken, Jr.


   /s/ J. Clayburn Laforce, Jr.                         /s/ Joseph F. Toot, Jr.
      --------------------------                           -------------------
       J. Clayburn Laforce, Jr.                             Joseph F. Toot, Jr.


   /s/ Gene E. Little                                  /s/  Martin D. Walker
      --------------------------                           -------------------
       Gene E. Little                                       Martin D. Walker


   /s/ Robert W. Mahoney                                /s/ Charles H. West
      --------------------------                           -------------------
       Robert W. Mahoney                                    Charles H. West


   /s/ Jay A. Precourt                                  /s/ Alton W. Whitehouse
      --------------------------                           -------------------
       Jay A. Precourt                                      Alton W. Whitehouse


   /s/ John M. Timken, Jr.
      --------------------------
       John M. Timken, Jr.